SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 17, 2011

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Triumph Group, Inc. (the “Company”) will be filing a Registration Statement on Form S-3.  The purpose of this Current Report on Form 8-K is to file certain financial statements of Vought Aircraft Industries, Inc. (“Vought”), which was acquired by the Company on June 16, 2010, and certain pro forma financial statements, which financial statements and pro forma financial statements will be incorporated by reference in the Registration Statement on Form S-3.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

(1)  The audited consolidated balance sheets of Vought as of December 31, 2009, and December 31, 2008, and the consolidated statements of operations, shareholders’ equity (deficit) and cash flows for each of the years ended December 31, 2009, December 31, 2008 and December 31, 2007, and the notes related thereto are attached as Exhibit 99.1 and incorporated by reference herein. The unaudited interim consolidated balance sheet of Vought as of March 28, 2010, and December 31, 2009, and the unaudited consolidated statements of operations and cash flows for the three months ended March 28, 2010, and March 29, 2009, and the notes related thereto are attached as Exhibit 99.2 and are incorporated by reference herein.

(b)  Pro forma financial information.

The unaudited pro forma condensed combined statements of income of the Company and Vought for the fiscal year ended March 31, 2011 and the notes thereto are filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1

The audited consolidated balance sheets of Vought as of December 31, 2009, and December 31, 2008, and the consolidated statements of operations, shareholders’ equity (deficit) and cash flows for each of the years ended December 31, 2009, December 31, 2008 and December 31, 2007, and the notes related thereto.

99.2

The unaudited interim consolidated balance sheet of Vought as of March 28, 2010, and December 31, 2009, and the unaudited consolidated statements of operations and cash flows for the three months ended March 28, 2010, and March 29, 2009, and the notes related thereto.

99.3	The unaudited pro forma condensed combined statements of income of the Company and Vought for the fiscal year ended March 31, 2011 and the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2011	TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1

The audited consolidated balance sheets of Vought as of December 31, 2009, and December 31, 2008, and the consolidated statements of operations, shareholders’ equity (deficit) and cash flows for each of the years ended December 31, 2009, December 31, 2008 and December 31, 2007, and the notes related thereto.

99.2

The unaudited interim consolidated balance sheet of Vought as of March 28, 2010, and December 31, 2009, and the unaudited consolidated statements of operations and cash flows for the three months ended March 28, 2010, and March 29, 2009, and the notes related thereto.

99.3	The unaudited pro forma condensed combined statements of income of the Company and Vought for the fiscal year ended March 31, 2011 and the notes thereto.